                                  Exhibit 10.5


                               ABSOLUTE ASSIGNMENT

        This ABSOLUTE ASSIGNMENT (the "ASSIGNMENT") is executed as of the 17th day of May, 2002, by and between J2 COMMUNICATIONS, a California corporation ("ASSIGNOR"), and JAMES P. JIMIRRO, a natural person ("ASSIGNEE"), with reference to the following:

A. Assignor and Assignee are parties to that certain 2002 Employment Agreement, dated as of May 17, 2002 (the "EMPLOYMENT AGREEMENT").

B. Pursuant to the Employment Agreement, Assignor is obligated to convey and assign to and in favor of Assignee one half (1/2) of all gross revenues of any type or nature directly or indirectly derived by Assignor from the film entitled National Lampoon's Van Wilder.

C. Assignor is a party to that certain letter agreement, dated as of November 12, 2001, executed by and among Assignor, Van Wilder Productions, LLC, Tapestry Films, Inc., and Myriad Pictures, Inc. (the "EXISTING LICENSE").

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1. Assignor hereby unconditionally and irrevocably grants, sells, transfers, conveys and assigns, to and in favor of Assignee, an undivided fifty per cent (50%) interest in and to all of Assignor's right, title, interest, benefit, privileges, claim and estate in, to and under the Existing License, all payments thereon and all payment intangibles arising thereunder or in respect thereof.

2. (a) Assignee hereby accepts the foregoing assignment. Notwithstanding the assignment evidenced hereby, Assignor expressly, unconditionally and irrevocably agrees, and acknowledges the reliance of Assignee hereon, that Assignor shall be and remain solely liable and bound for the performance of each and every duty, obligation and liability of any type or nature imposed upon Assignor under or in respect of the Existing License and in no event shall Assignor be or be deemed, on account of this Assignment, to be released from any such duty, obligation or liability whether now existing or hereafter arising. Assignor expressly, unconditionally and irrevocably agrees, and acknowledges the reliance of Assignee hereon, to perform each and every duty, obligation and liability of any type or nature imposed upon Assignor under or in respect of the Existing License as and when required. Assignor further agrees that if Assignor, in its sole discretion, decides to take any actions to enforce the Existing License for the benefit of Assignor, then Assignor will also take those same actions to enforce the Existing License, at Assignor's sole cost and expense, for the benefit of Assignee.

        (b) Assignor covenants and agrees that if, at any time, Assignor shall acquire any right to receive revenues of any type or nature directly or indirectly derived by Assignor from the film entitled National Lampoon's Van Wilder under any document or instrument other than the Existing License (an "ADDITIONAL AGREEMENT"), Assignor shall promptly (i) notify Assignee in writing of the existence of such other revenues and (ii) execute and deliver, to and in favor of Assignee, an assignment of an undivided fifty per cent (50%) interest in and to such other revenues and all payment intangibles relating thereto.

        3. It is the express mutual intent of each of Assignor and Assignee that this Assignment is intended to be and constitutes an absolute conveyance of an undivided fifty per cent (50%) interest in and to the Existing License to Assignee, and was not and is not now intended as a mortgage, trust conveyance, pledge, hypothecation or security of any kind. It is the mutual intent of each of Assignor and Assignee, by the execution and delivery of this Assignment, to absolutely and unconditionally convey to Assignee an undivided fifty per cent (50%) interest in and to all of Assignor's right, title, interest, claim and estate in and to the Existing License.

        4. Upon the written request of Assignee to do so, Assignor will within thirty (30) days after receipt of such request make available to Assignee, by mail, email, fax or other means reasonably requested in writing by Assignee, a true, complete and correct written accounting of all payments received by or on behalf of Assignor under or in respect of the Existing License and any Additional Agreements from the date hereof through and including the date of such request; provided, however, Assignor shall not be obligated (but may voluntarily choose) to respond to more than one such request by Assignee per calendar quarter.

        5. This Assignment and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of California. This Assignment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. Assignee may assign this Assignment or any of its rights and powers hereunder and in such event any transferee of Assignee shall have the same rights and remedies as if originally named herein in place of Assignee. The recitals to this Assignment shall form part hereof as though recited herein at length. The failure at any time to require performance of any provision of this Assignment shall not affect the full right to require such performance at any later time. The waiver of a breach of any provision shall not constitute a waiver of the provision of any succeeding breach. 6. Assignor covenants and agrees, concurrently with the execution and delivery of this Assignment to and in favor of Assignee, to execute originals of the form of "Notice of Irrevocable Authority" appended hereto as Exhibit "A". In addition to and not in limitation or derogation of the foregoing covenant, Assignor shall, promptly upon request therefor by Assignee, make, execute and deliver such further documents as may reasonably be requested by Assignee for the purpose of giving full force and effect to this Assignment, whether or not after the execution hereof. Assignee shall be responsible to take any actions Assignee deems appropriate to give notice of this Assignment to the obligors under the Existing License or any Additional Agreements or to otherwise make this Assignment effective.

        7. If Assignor at any time receives payment of any funds to which Assignee is entitled pursuant to this Assignment pursuant to the Existing License or any Additional Agreements, Assignor shall hold such funds in trust for Assignee and shall turn over such funds as promptly as commercially practicable to Assignee.

        8. This Assignment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

        IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first above written.


        ASSIGNOR:                   J2 COMMUNICATIONS
                                    a California corporation

                                    By:
                                        -------------------------------------

                                    Its:
                                        -------------------------------------

        ASSIGNEE:
                                    -----------------------------------------
                                    JAMES P. JIMIRRO



STATE OF CALIFORNIA   )
                      ) ss
COUNTY OF ____________)

        On _________ __,2002_, before me, a Notary Public in and for said State, personally appeared , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the within instrument such person, or the entity upon behalf of which such person acted, executed such instrument.

        WITNESS my hand and official seal.


-------------------------------------
(Signature)
[Affix Notarial Seal]
[Affix Notarial Seal]